Intangible assets	12 Months Ended
Dec. 31, 2023
Disclosure Of Intangible Assets And Goodwill [Abstract]
Intangible assets
7. Intangible assets

TCHF	Technologies, patents and trademarks	Licenses	In-process research and development	Goodwill	Total
Historical cost
January 1, 2022	39,357	13,729	132,395	8,658	194,139

Addition	174	—	314	—	488
December 31, 2022	39,531	13,729	132,709	8,658	194,627

Acquisition price adjustment	—	—	(188)	—	(188)
Divestment	—	(9,747)	—	(455)	(10,202)
December 31, 2023	39,531	3,982	132,521	8,203	184,237

Accumulated amortization and impairment
January 1, 2022	(1,840)	—	—	—	(1,840)

Amortization	(3,448)	—	—	—	(3,448)
Impairment	(24,255)	—	(529)	(1,640)	(26,424)
December 31, 2022	(29,543)	—	(529)	(1,640)	(31,712)

Amortization	(1,930)	(752)	—	—	(2,682)
Impairment	—	—	(89,878)	(6,017)	(95,895)
Divestment	—	466	—	—	466
December 31, 2023	(31,473)	(286)	(90,407)	(7,657)	(129,823)

Carrying amount per class
December 31, 2022	9,988	13,729	132,180	7,018	162,915
December 31, 2023	8,058	3,696	42,114	546	54,414

Carrying amount per asset
PKU GOLIKE	4,344	—	—	—	4,344
Diclofenac	3,714	—	—	360	4,074
ACER-001	—	3,696	—	186	3,882
RLF-100	—	—	17,130	—	17,130
RLF-TD011	—	—	24,858	—	24,858
Sentinox	—	—	—	—	—
RLF-OD032	—	—	126	—	126
December 31, 2023	8,058	3,696	42,114	546	54,414

PKU GOLIKE	4,678	—	—	—	4,678
Diclofenac	5,310	—	—	360	5,670
ACER-001	—	13,729	—	641	14,370
RLF-100	—	—	81,516	3,805	85,321
RLF-TD011	—	—	47,392	2,212	49,604
Sentinox	—	—	2,958	—	2,958
RLF-OD032	—	—	314	—	314
December 31, 2022	9,988	13,729	132,180	7,018	162,915

Intangible assets include acquired patents, trademarks, licenses, technologies and other assets without physical substance. These items are measured at cost less accumulated amortization and impairment. The cost of an intangible asset acquired in a business combination corresponds to its estimated fair value at the date of the acquisition.
7.1 Technologies, patents and trademarks
These intangible assets relate to the following
on-market
products acquired through the business combination with APR in 2021:

•	PKU GOLIKE ® , an amino acid mix product commercialized by Relief for the dietary management of phenylketonuria.

•
Diclofenac-based products, a product line indicated for the treatment of inflammatory conditions and pain management. These products are commercialized by third parties under different brand names, including Cambia
®
, Voltfast
®
and Voltadol
®
.

The acquisition costs are amortized over the estimated remaining useful lives of the assets, which range from approximately 2 to 13 years with a weighted average of 8.5 years as of December 31, 2023. Amortization is charged on a straight-line basis over the estimated economic or legal useful life, whichever is shorter.
7.2 Licenses
The intangible asset is the acquisition cost of licensing and royalty rights for the development and commercialization of
ACER-001.
ACER-001
is a proprietary taste masked formulation of sodium phenylbutyrate for application in the treatment of Urea Cycle Disorders and, potentially, Maple Syrup Urine Disease. In December 2022,
ACER-001
was approved in the U.S. by the Food and Drug Administration for the treatment of Urea Cycle Disorders under the trademark OLPRUVA
®
.

Pursuant to the August 2023 termination and license agreements, Relief is entitled to receive from Acer a 10% continuing royalty on net sales of OLPRUVA in the Acer territory (worldwide, excluding Europe), and 20% of any value received by Acer from licensing or divestment transactions relating to OLPRUVA, up to a cumulative amount of USD 45 million (CHF 37.9 million). Relief committed to paying Acer a variable, continuing royalty up to a maximum of 10% of potential future net sales of OLPRUVA in Europe and 20% of any value received by Relief from sublicensing transactions relating to OLPRUVA.
The termination of the March 2021 collaboration and license agreement was accounted for as a partial disposal of the asset (note 4.1). Based on internal valuation models, the Group determined that the transaction resulted in a notional reduction of 71% in the risk-adjusted future economic benefits expected from the license. As a result, 71% of the net carrying amount of the asset was derecognized on the date of the transaction. In addition, a corresponding portion of goodwill allocated to
ACER-001
was derecognized. The total
non-contingent
consideration, amounting to USD 11.5 million (CHF 10.2 million), including a one-year
deferred payment of USD 1.5 million (CHF 1.3 million), was recognized as divestment proceeds. Adjustments to this amount included (i) a financing component of TCHF 86, which is recognized as interest income between August 2023 and August 2024, and (ii) an expected credit loss provision amounting to TCHF 249. Royalty payments from Acer to Relief, which are contingent on sales, are recognized as revenue in the periods the sales occur. The transaction resulted in a disposal gain of TCHF 125, which was recognized within the income statement (note 21).
The intangible asset associated with the
ACER-001
license is amortized from January 1, 2023, on a straight-line basis over its estimated useful life of 14 years.
7.3
In-process
research and development (IPR&D)
IPR&D assets mainly relate to the following programs:

•
RLF-100
®
, a medicinal product candidate to prevent and resolve respiratory failure and its complications. It was initially acquired in 2016 in the business combination between Relief Therapeutics SA and THERAMetrics Holding AG. The Group gained additional expertise and intellectual property rights around the inhaled formulation of Aviptadil with the acquisition of AdVita in 2021.

•
RLF-TD011,
a phase 2 clinical-stage drug candidate for the management of wounds in patients with epidermolysis bullosa. Manufactured using the Group’s proprietary TEHCLO Nanotechnology
™
,
RLF-TD011
is a differentiated acid oxidizing solution of hypochlorous acid with an anti-microbial and anti-inflammatory activity with the potential to treat wound colonization, reduce local inflammation, alleviate symptoms and hasten wound healing in epidermolysis bullosa.

•
RLF-OD32,
a novel dosage form of a prescription drug already approved by the U.S. Food and Drug Administration and intended for the treatment of patients with phenylketonuria. Relief acquired in 2022 worldwide development and commercialization rights for
RLF-OD32,
except for the United Kingdom.

IPR&D assets are indefinite-life intangible assets until completion or abandonment of the associated research and development programs. Amortization will commence when the assets become available for use, generally once regulatory and marketing approvals are obtained.
7.4 Goodwill
A goodwill of TCHF 8,658 was recognized through the acquisition of APR in 2021. The goodwill was recognized at cost on the acquisition date for the difference between the consideration transferred and the net fair value of assets, liabilities and contingent liabilities identified in the purchase price allocation. The Group had identified that the group of cash-generating units (CGUs) constituting the sole operating segment (note 6.1) was expected to benefit from the combination. Accordingly, goodwill was allocated to this group of CGUs.
Since the acquisition date, goodwill was impaired by TCHF 7,657 due to impairments recognized on certain underlying CGUs and was partially disposed of by TCHF 455 in relation to the renegotiation of the Acer license agreement.
7.5 Impairment test
Intangible assets with finite lives are amortized over the useful economic life and assessed for impairment whenever there is an indication that the intangible asset may be impaired. Intangible assets with indefinite useful lives are not amortized but are tested for impairment either individually or at the cash-generating unit level. The Group generally tests its intangible assets for impairment at the end of the year, or more frequently if events or changes in circumstances indicate that intangible assets may be impaired.
In 2023, the Group identified circumstances that negatively affected the recoverable value of its assets in development and, potentially, of certain of its assets associated with marketed products. Consequently, the Group conducted an impairment test of its significant intangible assets and goodwill as of December 31, 2023.

For the purpose of impairment testing, goodwill was allocated to each CGU constituting the sole operating segment of the Group. The recoverable amount of the group of CGUs is based on the cumulated value in use estimated for each CGU or group of CGUs. The Group’s material CGUs relate to the on-market
drugs and drug candidates referred to above. The impairment test was performed by determining the recoverable amount of each CGU as the risk-adjusted net present value of future cash flows.
Key assumptions used in value in use calculations
The estimation of recoverable amounts involves significant management judgment. The values assigned to each assumption on an asset basis are based on historical data from external and internal sources and on management’s estimates. The key assumptions used in the valuation models were determined as follows:

•
Cash flow projections were based on a financial forecast developed by management, which includes projections for net sales, cost of sales, licensing fees, and development costs. These projections are periodically reviewed and updated by management.

•
Revenue projections were based on a product-specific analysis that considered relevant market sizes, disease prevalence, incidence rates, expected market share, expected patent life, expected licensing terms, and the expected year of regulatory approval for unapproved product candidates based on the current stage of development and expected development plan.

•
Forecast periods were defined on a product basis and based on product life cycles. For on-market
products, cash flows were projected for each CGU over a period of five years and cash flows beyond the forecast period were extrapolated using an attrition rate of 5% until the expected end of the exclusivity period of each product. For in-process
projects, cash flows were projected over a period of up to 20 years, reflecting the length of the development and subsequent commercialization period. Relief’s approach to compiling development and commercial forecasts is based on a combination of external sources and internal estimates, which includes the use of patient-based models. This methodology is commonly employed in the pharmaceutical industry and has demonstrated satisfactory results over time. No terminal value was considered.

•
Probabilities of success for tested IPR&D assets, which are associated with projects in process aiming to reach final development and commercialization, ranged from 12% to 35%. These probabilities were based on empirical success rate analysis of multi-stage studies for comparable indications, or if this approach could not be applied, management exercised its judgment.

•	The pre-tax discount rate was 15.41% based on the assumed cost of capital for the Group (December 31, 2022: 16.54%).
Impairment test conclusion
Relief conducted a comprehensive strategic review and initiated in the fourth quarter of 2023 its transition from a direct marketing and sales infrastructure to a partnership-based model. This pivotal shift, alongside additional knowledge gained during the year into the development requirements for the Group’s IPR&D assets, necessitated adjustments in projected development costs and timelines. The Group revised its commercialization and development plans accordingly.
For the year ended December 31, 2023, the Group recognized a non-cash
impairment charge of TCHF 95,895 to write down the carrying value of intangible assets associated with
RLF-100,
RLF-TD011
and Sentinox. The impairment charge was recorded in the comprehensive statement of loss under the heading ‘Impairment expense’.
Impairment charges of TCHF 64,386 for
RLF-100
and TCHF 22,534 for
RLF-TD011
were recognized in the current period, primarily attributable to the postponement of projected returns arising from an extended development timeline and a reduction in projected returns based on the transition to a partnership model. Additionally, a TCHF 2,958 impairment charge was recognized to entirely write down the value of Sentinox following the discontinuation of its development and potential market introduction. Furthermore, goodwill allocated to affected CGUs was entirely impaired for a total amount of TCHF 6,017.
For other intangible assets and remaining goodwill, the Group determined based on the results of the impairment test that their estimated value in use exceeded their respective carrying amounts as of the measurement date. Therefore, the Group did not record an impairment charge on these other assets.
Sensitivity to changes in assumptions
The Group performed a sensitivity analysis taking into account reasonably possible changes in the assumptions the value in use is most sensitive to, as listed in the key assumptions section above, including higher discount rate, lower projected income, increased development budget, and postponed market launch when applicable.
The intangible assets associated with
RLF-100
and
RLF-TD011
had estimated recoverable amounts that exactly matched their carrying amounts due to the impairment recognized in the current reporting period. They are inherently sensitive to any changes in assumptions, any of which could result in future impairments.

For intangible assets associated with PKU GOLIKE, OLPRUVA, and Diclofenac, the Group concluded that no reasonably possible change of key assumptions would cause the carrying amount to exceed the recoverable amount.
While management believes the assumptions used are reasonable, changes in these assumptions could result in a future material impairment. The completion of the development of IPR&D assets is subject to the availability of capital, which is uncertain as discussed in note 4.1 of these consolidated financial statements. If the Group is unable to secure sufficient capital, it will be forced to delay or abandon certain development activities, which could lead to a material impairment of the affected assets.